UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   September 10, 2013

CNS RESPONSE, INC.

(Exact name of Company as specified in its charter)

Delaware	001-35527	87-0419387
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

(Address of principal executive offices)

(949) 420-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Between September 10, 2013 and September 12, 2013, CNS Response, Inc. (the “Company”) sold and issued an aggregate of 2,200,000 shares of its common stock, par value $0.001 per share (“Common Stock”), at a per share price of $0.25, in a private placement to three accredited investors, for which it received gross cash proceeds to the Company of $550,000. These investors included our Chairman, Thomas Tierney, and Director, Robert Follman, who each purchased 400,000 shares of common stock for $100,000.

With the abovementioned transactions, which conclude this private placement offering, the Company has sold and issued 8,000,000 shares of its common stock at a per share price of $0.25 to 23 accredited investors, for which it received gross cash proceeds to the Company of $2,000,000. Of this amount 48% of the gross cash proceeds came from affiliates including our Chairman, Thomas Tierney who purchased 1,200,000 shares of common stock for $300,000; our Director, Robert Follman, who purchased 800,000 shares of common stock for $200,000; our Director, John Pappajohn, who purchased 400,000 shares of common stock for $100,000; our Chief Financial Officer, Paul Buck, who purchased 50,000 shares of common stock for $12,500 and Mark and Jill Oman, who are greater than 5% shareholders, who purchased 1,400,000 shares of common stock for $350,000.

The description of the related subscription agreement is incorporated herein by reference to Item 1.01 of the Company’s Current Report on Form 8-K filed on June 17, 2013.

The private placement was made pursuant to an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder, as the shares of Common Stock were issued to accredited investors, without a view to distribution, and not issued through any general solicitation or advertisement. The shares of Common Stock have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

A press release dated September 16, 2013 relating to the completion of the private placement offering described above is filed hereto as exhibit 99.1

Item 3.02   Unregistered Sales of Equity Securities.

The description of the private placement and the related subscription agreement is incorporated herein by reference to Item 1.01 hereof and Item 1.01 of the June 17 8-K.

Exhibit Index.

Exhibit 99.1	Press release dated September 16, 2013

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ Paul Buck
September 16, 2013		Paul Buck
Chief Financial Officer